Exhibit 10.9C

AMENDMENT NUMBER TWO

to the

Amended and Restated Master Loan and Security Agreement

Dated as of April 28, 2005

by and between

AAMES CAPITAL CORPORATION,

AAMES INVESTMENT CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER TWO is made as of November 3, 2005, by and between AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (a “Borrower”), AAMES INVESTMENT CORPORATION, having an address at 350 South Grand Avenue, 43rd Floor, Los Angeles, California 90071 (a “Borrower”, and together with Aames Capital Corporation, the “Borrowers”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, 6th Floor, New York, New York 10013 (the “Lender”), to the Amended and Restated Master Loan and Security Agreement, dated as of April 28, 2005, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of the date hereof, Section 7.28 of the Agreement is hereby amended by deleting the existing Net Income covenant and replacing it with the following:

“7.28 Net Income. AIC shall not permit Net Income, generated over any two consecutive fiscal quarters, measured on the last day of each fiscal quarter, to be less than $1.00, commencing with respect to the two consecutive fiscal quarters ending on December 31, 2005.”

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Waiver. Upon execution of this Amendment Number Two, the Borrowers and the Lender agree that any non-compliance or violation of Section 7.28 of the Agreement on or after September 30, 2005 up to the date of this Amendment Number Two is hereby waived.

SECTION 5. Representations. In order to induce the Lender to execute and deliver this Amendment Number Two, the Borrowers hereby represent to the Lender that as of the date hereof, taking into account the waiver provided pursuant to Section 4, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION (Borrower)

By:
Name:
Title:

AAMES INVESTMENT CORPORATION (Borrower)

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP. (Lender)

By:
Name:
Title: